                                                                       EXHIBIT 1



                               4,000,000 Shares

                          EVEREN CAPITAL CORPORATION

                         COMMON STOCK, PAR VALUE $.01



                        FORM OF UNDERWRITING AGREEMENT

                                                               ___________, 1996



EVEREN Securities, Inc.
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
     c/o  Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, New York  10036

EVEREN Securities, Inc.
Morgan Stanley & Co. International Limited
Lehman Brothers International (Europe)
     c/o  Morgan Stanley & Co. International Limited
          25 Cabot Square
          Canary Wharf
          London  E144 QA
          England


Dear Sirs:

     EVEREN Capital Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) 4,000,000 shares of its common stock, par value $0.01 (the "Firm Shares").

     It is understood that, subject to the conditions hereinafter stated, 3,200,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith (the "International Agreement")), and 800,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in
Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. EVEREN Securities, Inc., Morgan Stanley & Co. Incorporated and Lehman Brothers Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and EVEREN Securities, Inc., Morgan Stanley & Co. International Limited and Lehman Brothers International (Europe) shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters."

     The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional 600,000 shares of its common stock, par value $0.01 (the "Additional Shares"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Article II hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of common stock, par value $0.01, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus (including any prospectus subject to completion and any term sheet meeting the requirements of Rule 434(b) under the Securities Act, taken together, as the prospectus provided by the Company to meet the requirements of Section 10(a) of the Act) and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

                                       I.

     The Company represents and warrants to each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (f) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

          (g) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law, administrative regulation or ruling or the certificate of incorporation or by-laws of the Company or any subsidiaries or any agreement, indenture or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, self-regulatory organization, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body, self-regulatory organization or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from (collectively, "permits"), and has made all declarations and filings with, all federal, state, local and other governmental and regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain any such permit or to make any such declaration or filing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any subsidiary.

          (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading.

          (n) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the

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     Prospectus, will not be an "investment company" or a company "controlled"
     by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (o) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) The Company has complied with all provisions of Section 517.075 Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (q) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except in each case as described in the Prospectus.

          (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus.

          (s) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Prospectus.

          (t) The Company and its subsidiaries own or possess all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (u) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, service providers, manufacturers or contractors that could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (v) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the

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     recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) EVEREN Securities, Inc. is registered as a broker-dealer and an investment adviser with the Commission, is registered with the Commodity Futures Trading Commission (the "CFTC") as a futures commission merchant, is a member of each of the National Association of Securities Dealers, Inc. (the "NASD"), the New York Stock Exchange[, the American Stock Exchange, Inc., the Midwest Stock Exchange, Inc., the Pacific Stock Exchange, Inc., the Chicago Board of Trade, the National Futures Association, the Depository Trust Company, the National Securities Clearing Corporation and the Securities Investor Protection Corporation [list others]], and is in compliance in all material respects with all applicable laws, rules, regulations, orders, by-laws and similar requirements in connection with such registrations and memberships; EVEREN Clearing Corp. is a registered as a broker-dealer with the Commission, is registered with the CFTC as a futures commission merchant, is a member of _____________________________, and is in compliance in all material respects with all applicable laws, rules, regulations, orders, by-laws and similar requirements in connection therewith.

          (y) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, other than the liens [set forth on Schedule III hereto] [described in the Prospectus].

          (z) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, other than defaults that would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (aa) Neither the Company nor any of its subsidiaries has violated any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulation promulgated thereunder, which in each case are reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business operations of the Company and its subsidiaries, taken as a whole.

          (ab) The Company has filed a registration statement pursuant to
     Section 12(b) of the Exchange Act to register the Common Stock, has filed an application to list the Shares on the New York Stock Exchange and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

          (ac) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof, except as otherwise disclosed in the Registration Statement.

          (ad) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (ae) KPMG Peat Marwick LLP and Deloitte & Touche LLP are independent public accountants with respect to the Company as required by the Act.

          (af) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.


                                      II.

     The Company hereby agrees to sell to the several Underwriters, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedules I and II hereto opposite their names at $____ a share (the "Purchase Price")

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     On the basis of the representations and warranties contained in this
Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 600,000 Additional Shares at the Purchase Price. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date written notice of an election to purchase Additional Shares is given. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such Additional Shares are to be purchased. Additional Shares may be purchased as provided in Article IV hereof solely for the purpose of covering over allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares. The Additional Shares to be purchased by the U.S. Underwriters hereunder and the U.S. Firm Shares are hereinafter collectively referred to as the "U.S. Shares."

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), it will not, during the period ending [180] days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or described in the Prospectus or [(C) the grant by the Company of options or other awards or the issuance by the Company of Common Stock pursuant to the employee stock option and stock purchase plans described in the Prospectus].


                                      III.

     The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at U.S.$________ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$_______ a share under the Public Offering Price, and that any

Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$______ a share, to any Underwriter or to certain other dealers.

     Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the International Agreement of even date herewith. Each International Underwriter hereby makes to and with the Company the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of Article III of the International Agreement.


                                      IV.

     Payment for the Firm Shares shall be made in Federal or other immediately available funds [in New York City] against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on __________, 1996, or at such other time on the same or such other date, not later than _____________, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Shares shall be made in Federal or other immediately available funds [in New York City] against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in
Article II or on such other date, in any event not later than ______________, 1996, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

     Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.


                                       V.

     The obligations of the Company and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

     The several obligations of the Underwriters hereunder are subject to the following further conditions:

     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     (c) You shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Company, dated the Closing Date, to the effect that

          (i) the Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

          (ii) all outstanding shares of the Company's Common Stock, including the Shares, have been duly authorized, and all outstanding shares of Common Stock have been and, upon payment and delivery in accordance with this Agreement, the Shares will be validly issued, fully paid and nonassessable;

          (iii) the Shares will not be subject to any preemptive rights under federal or New York law or under the Delaware General Corporation Law to subscribe for or purchase shares; and there are no preemptive or other rights to subscribe for or to purchase, any Shares pursuant to the certificate of incorporation or by-laws of the Company or any agreement or other instrument filed or incorporated by reference as an exhibit to the Registration Statement;

          (iv) this Agreement has been duly authorized, executed and delivered by the Company;

          (v) the Registration Statement has become effective under the Act and the Prospectus was filed on __________________, 1996 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceeding for that purpose is pending or has been threatened by the Commission;

          (vi) the issue and sale of Shares by the Company and the compliance by the Company with all of the provisions of this Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the certificate of incorporation or by-laws of the Company or any federal or New York law or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York law or the Delaware General Corporate Law or, to our knowledge, any order issued by any court or governmental agency or body or court having jurisdiction over the Company or any of its subsidiaries or any of their properties;

          (vii) the statements made in the Registration Statement in Item 14, insofar as such statements purport to constitute summaries of the Delaware General Corporation Law, rules and regulations thereunder or contracts and other documents, fairly present the information called for with respect to such statutes, rules and regulations, contracts and other documents and fairly summarize the matters referred to therein;

          (viii) the statements made in the Prospectus under the caption "Company Stock Plans," "Description of Capital Stock," "Certain U.S. Tax Consequences to Non-U.S. Holders," "Shares Eligible for Future Sale" (except the last paragraph) and "Underwriters" in each case insofar as such statements purport to constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (ix) the Company is not an "investment company" or a company "controlled" by and "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended;

          (x) such counsel (A) is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of _________ 1997, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial or statistical data contained in the Registration Statement and (B) such counsel has no reason to believe that the Registration Statement as of its effective date contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus; and

          (xi) to our knowledge there are no statutes required to be described in the Prospectus which are not described as required, or any contracts or documents of a character required to be described in the Registration Statement which are not described and filed.

     (d) You shall have also received on the Closing Date an opinion of [Janet Reali, Senior Executive Vice President, General Counsel and Secretary of the Company], dated the Closing Date, to the effect that

          (i) the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (ii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (iii) the execution and delivery by the Company of, and the performance by the company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or of any of its subsidiaries or any agreement, indenture or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, or decree of any governmental body, self-regulatory organization, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body, self-regulatory organization, or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters;

          (iv) no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

          (v) all of the outstanding shares of capital stock of, or other ownership interest in, each of the Company's subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature [except as described in the Prospectus];

          (vi) the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations (collectively, "permits") of and from, and has made such declarations and filings with, governmental or regulatory authorities, including, without limitation, self regulatory organizations, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus, except where the failure to obtain such permits or make such declarations and filings would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject, in each case, to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

          (vii) all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business, or operations of the Company and its subsidiaries, taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary;

          (viii) the statements (A) in the Prospectus under the captions "Business -- Legal Proceedings," "Regulation," "Capital Requirements," "Company Stock Plan," "Certain Relationships and Related Transactions" (except the penultimate paragraph), "Description of Capital Stock," and "Shares Eligible for Future Sale" (except the last paragraph) and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (ix) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; and

          (x) such counsel has no reason to believe that the Registration Statement as of its effective date contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus.

     (e) You shall have received on the Closing Date an opinion of Katten Muchin & Zavis, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (ii), (iv) (with regards to authorization, execution and delivery by the Underwriters), (viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"), and (x) of paragraph (c) of this Article V.

     With respect to subparagraph (x) of paragraph (c) of this Article V, Simpson Thacher & Bartlett and Katten Muchin & Zavis may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

     The opinions of Simpson Thacher & Bartlett and Janet Reali described in paragraphs (c) and (d), respectively, of this Article V shall be rendered to you at the request of the Company and shall so state therein.

     (f) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to certain of the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (g) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing certain of the statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to certain of the financial information contained in the Registration Statement and the Prospectus.

     (h) The "lock-up" agreements between you and the officers and directors of the Company relating to sales of shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

     (i) The agreement between you and the Company relating to the registration of shares of the common stock of the Company or any securities convertible or exercisable or exchangeable for such common stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

     (j) The Redemption and the Transactions (each as defined in the Prospectus) shall have been completed.

     The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company and its subsidiaries, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.


                                      VI.

     In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

     (a) To furnish to you, without charge, _______ signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. local time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

     (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

     (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

     (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request (provided however, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction) and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc.

     (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending ________________, 1997 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     (f) To pay all expenses (including fees and disbursements of counsel) incurred by Morgan Stanley acting in its capacity as "qualified independent underwriter."

     (g) During the period referred to in paragraph (c), the Company will furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

     (h) The Company will use commercially reasonable efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange, Inc. (the "New York Stock Exchange") and to maintain the listing of the Shares on the New York Stock Exchange for a period of five years after the effective date of the Registration Statement.

                                 VII.

     The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     The Company also agrees to indemnify and hold harmless Morgan Stanley and each person, if any, who controls Morgan Stanley within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred by Morgan Stanley or any such controlling person in connection with defending or investigating any such action or claim) incurred as a result of Morgan Stanley's participation as a "qualified independent underwriter" within the meaning of the Conduct Rules of the NASD in connection with the offering of the Shares, except for any losses, claims, damages, liabilities and judgments resulting from Morgan Stanley's, or such controlling person's, willful misconduct or gross negligence.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the three preceding paragraphs, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Notwithstanding anything contained herein to the contrary, if indemnity may be sought by Morgan Stanley pursuant to the second paragraph of this Article VII in respect of an action or proceeding for which an Underwriter or Underwriters (other than or in addition to Morgan Stanley) are seeking indemnification pursuant to the first paragraph of this Article VII, then in addition to such separate firm for the indemnified parties, the Indemnifying Party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley in its capacity as a "qualified independent underwriter" and all persons, if any, who control Morgan Stanley within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act.

     In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first, second or third paragraph of this Article VII is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Article VII are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

     The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article VII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Article VII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

     The indemnity and contribution provisions contained in this Article VII and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the Shares.

                                     VIII.

     This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.


                                      IX.

     This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Article II be increased pursuant to this Article IX by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than the termination of this Agreement pursuant to the preceding paragraph or Article VIII hereof), the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                 Very truly yours,

                                 EVEREN CAPITAL CORPORATION


                                 By:
                                    --------------------------------------

Accepted, ____________, 1996

EVEREN SECURITIES, INC.
MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.

Acting severally on behalf of themselves and the several U.S. Underwriters named in
Schedule I hereto.

By:  Morgan Stanley & Co. Incorporated


By:
   -------------------------------------

EVEREN SECURITIES, INC.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
LEHMAN BROTHERS INTERNATIONAL (EUROPE)

Acting severally on behalf of themselves and the several International Underwriters named in Schedule II hereto.

By:  Morgan Stanley & Co. International Limited


By:
   -------------------------------------

                                  SCHEDULE I

                               U.S. Underwriters
                               -----------------

                                        Number of
                                       Firm Shares
             Underwriter             To Be Purchased
             -----------             ---------------
EVEREN Securities, Inc.

Morgan Stanley & Co. Incorporated

Lehman Brothers Inc.
                                     ---------------
           Total U.S. Firm Shares..  3,200,000
                                     ===============

                                  SCHEDULE II

                           International Underwriters
                           --------------------------



                                                    Number of
                                                   Firm Shares
             Underwriter                         To Be Purchased
             -----------                         ---------------
EVEREN Securities, Inc.

Morgan Stanley & Co. International Limited

Lehman Brothers International (Europe)
                                                 ---------------

           Total International Firm Shares....   800,000
                                                 ===============